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                                                                   Exhibit 10(e)

                                 AMENDMENT NO. 1
                         TO AMENDED AND RESTATED WARRANT

              This Amendment No. 1 to Amended and Restated Warrant (this "Amendment") is dated as of November 12, 2002, and entered into by and between Frontstep, Inc., an Ohio corporation (the "Company"), and Foothill Capital Corporation, a California corporation ("Holder").

                              PRELIMINARY STATEMENT

         The Company delivered to Holder its Amended and Restated Warrant No. 1 to Purchase 550,000 common shares of the Company dated as of November 15, 2001 (the "Warrant" unless otherwise defined herein, terms defined therein being used herein as therein defined).

         WHEREAS, the Company, certain subsidiaries of the Company, the lenders parties thereto from time to time and the Holder, as the arranger and administrative agent, have entered into that certain Eighth Amendment to the Loan Agreement (the " Eighth Amendment"); and

         WHEREAS, in connection with the execution of the Eighth Amendment, the parties desire to amend the Warrant as hereinafter set forth.

         SECTION 1. GENERAL. Reference is made to the Warrant. Upon and after the effective date hereof, all references to the Warrant in that document shall mean the Warrant as amended hereby. Except as expressly provided herein, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of the Warrant that may exist as of the date hereof, and, except as specifically provided in the Amendment, the Warrant shall remain in full, force and effect and is hereby ratified and confirmed.

         SECTION 2. AMENDMENT TO WARRANT. Effective as of the date hereof,
Section 1 of the Warrant is amended by deleting the definition of "Purchase Price" and in place thereof inserting the following:

         "PURCHASE PRICE" shall mean initially $2.85 per share, subject to adjustment and readjustment from time to time as provided in Section 3, and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by Section 3.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to Holder as follows:

             (a) AUTHORIZATION OF AMENDMENT. The execution and delivery of this Amendment by the Company have been duly authorized by all necessary corporate action on the part of the Company, its Board of Directors and shareholders.



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             (b) NO CONFLICT. The execution and delivery by the Company of this
Amendment do not: (1) violate any provision of law applicable to the Company or any order judgment or decree of any court or other agency of government binding on the Company; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of the Company; (3) result in or require the creation or imposition of any material lien upon any of the properties or assets of the Company; or (4) require any approval or consent of any Person under any contractual obligation of the Company.

             (c) GOVERNMENTAL CONSENTS. The execution and delivery by the Company of this Amendment do not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

             (d) BINDING OBLIGATION. This Amendment is the legally valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject to the limitations of bankruptcy, insolvency, moratorium and other laws affecting the rights of creditors generally.

             (e) COMPLIANCE. The Company is and has been in compliance with all terms and conditions of the Warrant through the date hereof.

         SECTION 4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York

         SECTION 5. COUNTERPARTS. This Amendment may be executed by each party to this agreement upon a separate copy, and, in such case, one counterpart of this Amendment shall consist of enough of such copies to reflect the signature of all of the parties to this Amendment. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment or its terms to produce or account for more than one of such counterparts.

                      [Signatures appear on following page]



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         Witness the due execution and delivery hereof by the respective duly authorized officer of the undersigned as of the date first written above.


                              FRONTSTEP, INC.


                              By:   /s/ DANIEL P. BUETTIN
                                    ------------------------------------------

                              Name: Daniel P. Buettin
                                    ------------------------------------------

                              Title: Vice President & Chief Financial Officer
                                     -----------------------------------------

                              FOOTHILL CAPITAL CORPORATION


                              By:   /S/ TRENT A. SMART
                                    -----------------------------------------

                              Name:  Trent A. Smart
                                   ------------------------------------------

                              Title:   Vice President
                                    -----------------------------------------









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